American Century International Bond Funds Prospectus Supplement International Bond Fund
Supplement dated July 15, 2011 ¡ Prospectus dated November 1, 2010

The following is added as the last entry under Portfolio Managers on page 6.

Simon Chester, Vice President and Portfolio Manager, has shared primary responsibility for the management of the fund since 2011.

The following is added as the last entry under The Fund Management Team on page 9.

Simon Chester

Mr. Chester, Vice President and Portfolio Manager, has shared primary responsibility for the management of the fund since July 2011. Prior to joining American Century Investments in 2010, he was a senior credit analyst at Western Asset Management. He has a bachelor’s degree in commerce from the University of South Africa.

©2011 American Century Proprietary Holdings, Inc. All rights reserved.

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American Century International Bond Funds Statement of Additional Information Supplement International Bond Fund
Supplement dated July 15, 2011 ¡ Prospectus dated November 1, 2010

The following entry is added to the Other Accounts Managed table on page 35.

Accounts Managed (As of July 12, 2011)
		Registered Investment Companies (e.g., other American Century Investments funds and American Century Investments- subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans)	Other Accounts (e.g., separate accounts and corporate accounts, including incubation strategies and corporate money)
Simon Chester	Number of Accounts	1	0	1
	Assets	$1.3 billion(1)	N/A	$25.5 million

1	Includes $1.3 billion in International Bond Fund.

The following sentence is added under the Ownership of Securities section on pages 38.

As of July 12, 2011, Mr. Chester did not beneficially own any shares of the International Bond Fund.

©2011 American Century Proprietary Holdings, Inc. All rights reserved.

CL-SPL-72633   1107